UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 22, 2013

COMPREHENSIVE CARE CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	1-9927	95-2594724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3405 W. Dr. Martin Luther King Jr. Blvd, Suite 101
Tampa, Florida	33607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 288-4808

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On April 22, 2013, Comprehensive Care Corporation (“the Company”) was notified by its President, Robert R. Kulbick, that he was retiring for medical reasons effective May 1, 2013. Mr. Kulbick was originally hired to head up the Company’s pharmacy program. The Company has named Ramon Martinez to head up the pharmacy program as President of CompCare Pharmacy Solutions, Inc., a wholly-owned subsidiary dedicated to marketing CompCare’s pharmacy savings program. Mr. Martinez, a U.S. Air Force Lieutenant Colonel, retired, has been working with the Company on its new, innovative pharmacy savings program as a Senior Management Advisor since August 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPREHENSIVE CARE CORPORATION

Date: April 26, 2013	By:	/s/ Robert J. Landis
Robert J. Landis
Chief Financial Officer